                                                                    EXHIBIT 10.8

                               SEVERANCE PAY PLAN

                                       OF

                            HUDSON CITY SAVINGS BANK










                            ADOPTED ON MARCH 4, 1999
                       EFFECTIVE ON THE DATE OF CONVERSION

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                     PURPOSE

SECTION 1         STATEMENT OF PURPOSE.........................................1

                                   ARTICLE II

                                   DEFINITIONS

SECTION 2.1       ACQUIRED COMPANY.............................................1
SECTION 2.2       ACQUIRED EMPLOYEE............................................1
SECTION 2.3       AFFILIATED EMPLOYER..........................................2
SECTION 2.4       BANK.........................................................2
SECTION 2.5       BOARD........................................................2
SECTION 2.6       CAUSE........................................................2
SECTION 2.7       CHANGE OF CONTROL............................................2
SECTION 2.8       COMMITTEE....................................................4
SECTION 2.9       EMPLOYEE.....................................................4
SECTION 2.10      FDI ACT......................................................4
SECTION 2.11      INVOLUNTARY SEVERANCE........................................4
SECTION 2.12      OFFICER......................................................4
SECTION 2.13      PARTICIPATING EMPLOYER.......................................4
SECTION 2.14      PLAN.........................................................4
SECTION 2.15      PLAN ADMINISTRATOR...........................................5
SECTION 2.16      PLAN YEAR....................................................5
SECTION 2.17      SALARY.......................................................5
SECTION 2.18      SERVICE......................................................5

                                   ARTICLE III

                                    BENEFITS

SECTION 3.1       SEVERANCE BENEFITS FOR EMPLOYEES.............................5
SECTION 3.2       SEVERANCE BENEFITS FOR ACQUIRED EMPLOYEES....................6
SECTION 3.3       VESTING......................................................7
SECTION 3.4       BENEFITS CONTINGENT ON EXECUTION OF RELEASE..................8





                                       (i)
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                                                                            Page

                                   ARTICLE IV

                                 ADMINISTRATION

SECTION 4.1       NAMED FIDUCIARIES............................................8
SECTION 4.2       PLAN ADMINISTRATOR...........................................8
SECTION 4.3       COMMITTEE RESPONSIBILITIES..................................10
SECTION 4.4       CLAIMS PROCEDURE............................................10
SECTION 4.5       CLAIMS REVIEW PROCEDURE.....................................11
SECTION 4.6       ALLOCATION OF FIDUCIARY RESPONSIBILITIES
                           AND EMPLOYMENT OF ADVISORS.........................11
SECTION 4.7       OTHER ADMINISTRATIVE PROVISIONS.............................12

                                    ARTICLE V

                                  MISCELLANEOUS

SECTION 5.1       RIGHTS OF EMPLOYEES.........................................13
SECTION 5.2       NON-ALIENATION OF BENEFITS..................................13
SECTION 5.3       NON-DUPLICATION OF BENEFITS.................................13
SECTION 5.4       CONSTRUCTION................................................13
SECTION 5.5       HEADINGS....................................................13
SECTION 5.6       GOVERNING LAW...............................................14
SECTION 5.7       SEVERABILITY................................................14
SECTION 5.8       TERMINATION OR AMENDMENT....................................14
SECTION 5.9       REQUIRED REGULATORY PROVISIONS..............................14
SECTION 5.10      WITHHOLDING.................................................15
SECTION 5.11      STATUS AS WELFARE BENEFIT PLAN UNDER ERISA..................15


                                      (ii)

                               SEVERANCE PAY PLAN

                                       OF

                            HUDSON CITY SAVINGS BANK


                                    ARTICLE I

                                     PURPOSE

                  SECTION 1         STATEMENT OF PURPOSE.

                  Hudson City Savings Bank adopts this Severance Pay Plan for the benefit of its eligible Employees and those of other Participating Employers. The Bank recognizes that, as a wholly owned subsidiary of a public company, it will be subject to the possibility of a negotiated or unsolicited change of control which may result in a loss of employment for some of its Employees and that it may acquire other companies in transactions which may result in a loss of employment for the employees of the Acquired Companies. The purpose of the Plan is to encourage the Bank's Employees, those of other Participating Employers and those of Acquired Companies to continue working for their employers with their full time and attention devoted to their employer's affairs by providing prescribed income security and job placement assistance in the event of an Involuntary Severance following a Change of Control.



                                   ARTICLE II

                                   DEFINITIONS


                  For purposes of the Plan, the following terms shall have the meanings assigned to them below, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 ACQUIRED COMPANY means any company which is acquired by, or merged or consolidated with, a Participating Employer and designated as an Acquired Company by the Board of Directors of Hudson City Savings Bank.

                  SECTION 2.2 ACQUIRED EMPLOYEE means a person who is employed by an Acquired Company at the time when such company becomes an Acquired Company and who becomes an employee of a Participating Employer immediately thereafter. An Acquired Employee whose employment by all Participating Employers terminates for any reason and who is subsequently reemployed by a Participating Employer shall not be considered an Acquired Employee following such re-employment.

                  SECTION 2.3 AFFILIATED EMPLOYER means the Bank; any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Bank; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Bank; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Bank; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Bank; and any other entity that is required to be aggregated with the Bank pursuant to regulations under section 414(o) of the Code.

                  SECTION 2.4 BANK means Hudson City Savings Bank (or its successors or assigns, whether by merger, consolidation, sale of assets, statutory receivership, operation of law or otherwise).

                  SECTION 2.5 BOARD means the Board of Directors of Hudson City Savings Bank.

                  SECTION 2.6 CAUSE means, with respect to the conduct of an Employee in connection with his employment with any Participating Employer, personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that following a Change of Control of the Bank or a company which owns 100% of the outstanding common stock of the Bank, an Employee shall not be deemed to have been discharged for Cause unless and until he shall have received a written notice of termination from the Board, accompanied by a resolution duly adopted by affirmative vote of a majority of the entire Board at a meeting called and held for such purpose (after reasonable notice to the Employee and a reasonable opportunity for the Employee to make oral and written presentations to the members of the Board, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the Board grounds exist for discharging the Employee for "Cause".

                  SECTION 2.7 CHANGE OF CONTROL means the happening of any of the following events:

                  (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of Hudson City Bancorp, Inc.; (B) a corporation owned, directly or indirectly, by the stockholders of Hudson City Bancorp, Inc. in substantially the same proportions as their ownership of stock of Hudson City Bancorp, Inc.; or (C) any group constituting a person in which employees of Hudson City Bancorp, Inc. are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by Hudson City Bancorp, Inc. representing 25% or more of the combined voting power of all of Hudson City Bancorp, Inc.'s then outstanding securities; or

                  (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by Hudson City Bancorp, Inc.'s stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Hudson City Bancorp, Inc. (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                  (c) the shareholders of Hudson City Bancorp, Inc. approve either:

                           (i) a merger or consolidation of Hudson City Bancorp,
                  Inc. with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                    (A) either (1) the members of the Board of
                           Hudson City Bancorp, Inc. immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of Hudson City Bancorp, Inc. own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities then outstanding in substantially the same proportions as their ownership of voting securities of Hudson City Bancorp, Inc. before such merger or consolidation; and

                                    (B) the entity which results from such
                           merger or consolidation expressly agrees in writing to assume and perform Hudson City Bancorp, Inc.'s obligations under the Plan; or

                           (ii) a plan of complete liquidation of Hudson City
                  Bancorp, Inc. or an agreement for the sale or disposition by Hudson City Bancorp, Inc. of all or substantially all of its assets; and

                  (d) any event that would be described in section 2.7(a), (b) or (c) if "Hudson City Savings Bank" were substituted for "Hudson City Bancorp, Inc." therein; and

                  (e) with respect to an Acquired Company, the transaction by which such company becomes an Acquired Company.

In no event, however, shall the transaction by which the Bank converts from a mutual savings bank to a stock savings bank, or any transaction by which a company wholly owned by the Bank becomes the parent company of the Bank be deemed a Change of Control.

                  SECTION 2.8 COMMITTEE means the Employee Benefit Plans Committee described in section 4.3.

                  SECTION 2.9 EMPLOYEE means any person, including an Officer, who is employed by a Participating Employer, other than: (a) a person who is compensated primarily on an hourly, daily, commission, fee or retainer basis;
(b) a person who is classified as an "independent contractor" by a Participating Employer even if considered an employee under applicable law; (c) a person who is a mortgage field originator; (d) an Employee receiving long-term disability benefits; (e) a person who is a building service employee who is regularly required to spend more than 50% of his working time servicing real estate other than offices of a Participating Employer or any Acquired Company; or (f) a person who has an employment contract, change of control agreement or other agreement with the Bank or who is covered by other programs which provide severance benefits or by their terms exclude such person from participation in this Plan.

                  SECTION 2.10 FDI ACT means the Federal Deposit Insurance Act, as the same may be amended from time to time, and the corresponding provisions of any successor statute.

                  SECTION 2.11 INVOLUNTARY SEVERANCE means (a) the discharge or dismissal of an Employee by a Participating Employer other than for Cause, or the resignation by the Employee from his position with a Participating Employer, which resignation the Employee is asked or compelled by a Participating Employer to tender other than for Cause; or (b) termination of employment at an Employee's election within sixty (60) days after any action following a Change of Control which, either alone or together with other actions, results in: (i) the reduction in the Employee's Salary by more than 20%; (ii) the assignment of the Employee to a job requiring relocation of his residence in order to be able to commute without unreasonable difficulty, expense or inconvenience; (iii) the assignment of the Employee to duties or to an office or working space which involves unreasonable personal embarrassment; or (iv) a material adverse change in the Employee's title, position or responsibilities at a Participating Employer.

                  SECTION 2.12 OFFICER means, in the case of an Employee, an officer of a Participating Employer and in the case of an Acquired Employee, a person who is an officer of the Acquired Company immediately prior to the closing of the transaction pursuant to which such company becomes an Acquired Company.

                  SECTION 2.13 PARTICIPATING EMPLOYER means the Bank, and any successor thereto and any other Affiliated Employer which, with the prior written approval of the Board of Directors of Hudson City Savings Bank and subject to such terms and conditions as may be imposed by the Board of Directors of Hudson City Savings Bank, shall adopt this Plan.

                  SECTION 2.14 PLAN means this Severance Pay Plan of Hudson City Savings Bank, as the same may be amended from time to time.

                  SECTION 2.15 PLAN ADMINISTRATOR means the Committee or any person, committee, corporation or organization designated in section 4.2, or appointed pursuant to section 4.2, to perform the responsibilities of that office.

                  SECTION 2.16 PLAN YEAR means the twelve month period ending August 31st.

                  SECTION 2.17 SALARY means (a) in the case of an Employee, the basic annual rate of salary of the Employee for his services to a Participating Employer (excluding overtime, bonuses and other forms of additional compensation) attained by the Employee during his employment with a Participating Employer, and (b) in the case of an Acquired Employee, the basic annual rate of salary of the Acquired Employee for his services to the Acquired Company (excluding overtime, bonuses and other forms of additional compensation) in effect for the Acquired Employee immediately before his employer becomes an Acquired Company.

                  SECTION 2.18 SERVICE means service rendered by an Employee that is, or would be, recognized under the Employee Stock Ownership Plan of Hudson City Savings Bank for vesting purposes as of the date of the Employee's Involuntary Severance.



                                   ARTICLE III

                                    BENEFITS


                  SECTION 3.1       SEVERANCE BENEFITS FOR EMPLOYEES.

                  (a) An Employee with at least one (1) year of Service whose employment with all Participating Employers is terminated under circumstances constituting an Involuntary Severance, other than for Cause, as a result of, within twelve months following or within three (3) months prior to a Change of Control with respect to Hudson City Savings Bank or Hudson City Bancorp, Inc. shall be entitled to the following benefits:

                  (i) if the Employee is an Officer of a Participating Employer, he shall be entitled, as severance pay, to a lump sum payment in an amount equal to one week's Salary multiplied by twice the number of weeks as the Employee has whole years of Service; or

                  (ii) if the Employee is not an Employee described in section 3.1(a)(i), he shall be entitled, as severance pay, to a lump sum payment in an amount equal to one week's Salary multiplied by the same number of weeks as the Employee has whole years of Service;

provided, however, that in no event shall any Employee described in section 3.1(a)(i) or (ii) receive, as severance pay under this Plan, a lump sum payment representing less than two weeks' Salary or more than twenty-six weeks' Salary. The lump sum severance payment shall be made as soon as practicable after, but in no case later than five business days following, the Employee's Involuntary Severance.

                  (b) Each Employee who is entitled to payments under section 3.1(a)(i) or (ii) shall, for the period of one year following the Employee's Involuntary Severance or until comparable benefits are provided by a new employer, continue to be eligible for all of the health and life insurance benefits provided under his Participating Employer's employee benefit plans and programs as if he were still an Employee and working at his Participating Employer.

                  (c) Each Employee who is entitled to benefits under section 3.1(a)(i) or (ii) shall also be entitled to outplacement services as follows:

                  (i) an Employee described in section 3.1(a)(i) shall be entitled to utilize the services of an outplacement counseling firm at his Participating Employer's expense for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers and for access to office and secretarial facilities, provided that the fee for such services shall not exceed 12% of the Employee's Salary; and

                  (ii) if the Employee is not an Employee described in section 3.1(a)(i), he shall be entitled to utilize the services of an outplacement counseling firm at his Participating Employer's expense, for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers, provided that the fee for such services shall not exceed 6% of the Employee's Salary or $1,000, whichever is higher.

The outplacement firm utilized by any Employee or group of Employees shall be selected by the Plan Administrator or, if permitted by the Plan Administrator, selected by the Employee or Employees subject to the Plan Administrator's approval.


                  SECTION 3.2       SEVERANCE BENEFITS FOR ACQUIRED EMPLOYEES.

                  (a) An Acquired Employee with at least one (1) year of Service whose employment with all Participating Employers is terminated under circumstances constituting an Involuntary Severance, other than for Cause, within twelve months following a Change of Control with respect to the relevant Acquired Company shall be entitled to the following benefits:

                  (i) if the Employee was an Officer of the Acquired Company, he shall be entitled, as severance pay, to a lump sum payment in an amount equal to one week's Salary multiplied by twice the number of weeks as the Employee has whole years of Service; or

                  (ii) if the Employee was not an Employee described in section 3.2(a)(i), he shall be entitled, as severance pay, to a lump sum payment in an amount equal to one week's Salary multiplied by the same number of weeks as the Employee has whole years of Service;

provided, however, that in no event shall any Employee described in section 3.2(a)(i) or (ii) receive, as severance pay under this Plan, a lump sum payment representing less than two weeks' Salary or more than twenty-six weeks' Salary. The lump sum severance payment shall be made as soon as practicable after, but in no case later than five business days following, the Employee's Involuntary Severance.

                  (b) Each Employee who is entitled to payments under section 3.2(a)(i) or (ii) shall, for the period of one year following the Employee's Involuntary Severance or until comparable benefits are provided by a new employer, continue to be eligible for all of the health and life insurance benefits provided under his Participating Employer's employee benefit plans and programs as if he were still an Employee and working at his Participating Employer.

                  (c) Each Employee who is entitled to benefits under section 3.2(a)(i) or (ii) shall also be entitled to outplacement services as follows:

                  (i) an Employee described in section 3.2(a)(i) shall be entitled to utilize the services of an outplacement counseling firm at his Participating Employer's expense for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers and for access to office and secretarial facilities, provided that the fee for such services shall not exceed 12% of the Employee's Salary; and

                  (ii) if the Employee is not an Employee described in section 3.2(a)(i), he shall be entitled to utilize the services of an outplacement counseling firm at his Participating Employer's expense, for assistance in preparing a resume, developing interviewing skills, identifying career opportunities and evaluating job offers, provided that the fee for such services shall not exceed 6% of the Employee's Salary or $1,000, whichever is higher.

The outplacement firm utilized by any Employee or group of Employees shall be selected by the Plan Administrator or, if permitted by the Plan Administrator selected by the Employee or Employees subject to the Plan Administrator's approval.


                  SECTION 3.3       VESTING.

                  The benefits to be provided under this Article III of the Plan to an Employee shall be completely vested and nonforfeitable upon the occurrence of a Change of Control as described in sections 2.7(a), (b), (c) or (d).

                  SECTION 3.4 BENEFITS CONTINGENT ON EXECUTION OF RELEASE.

                  The provision of severance, insurance and outplacement assistance benefits under the Plan to any Employee or Acquired Employee shall be subject to the condition that the Employee or Acquired Employee execute and deliver to the Plan Administrator an instrument, in such form as the Plan Administrator shall prescribe, which shall include a release in favor of the Participating Employers. Such release shall include, but not be limited to, a release of any claims which the Employee or Acquired Employee may have against any Participating Employer under the Age Discrimination in Employment Act of 1967, as amended; the Fair Labor Standards Act, as amended; the Worker Adjustment Retraining and Notification Act, as amended; the Civil Rights Act of 1964, as amended; Title VII of the Civil Rights Act of 1866, as amended; and any other federal, state or local law, rule or regulation under which the Employee or Acquired Employee may have a claim arising out of his employment with a Participating Employer or the termination of such employment. No Participating Employer shall have any obligation to provide benefits under this Plan to any Employee or Acquired Employee who fails or refuses to sign and deliver such a release.



                                   ARTICLE IV

                                 ADMINISTRATION


                  SECTION 4.1 NAMED FIDUCIARIES.

                  The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Committee and the Board. This Article IV is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

                  SECTION 4.2 PLAN ADMINISTRATOR.

                  There shall be a Plan Administrator, who shall be the Employee Benefit Plans Committee, or such Employee or officer as may be designated by the Committee, as hereinafter provided, and who shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan. The Plan Administrator shall have the following responsibilities:

                  (a) To maintain records necessary or appropriate for the administration of the Plan;

                  (b) To give and receive such instructions, notices, information, materials, reports and certifications as may be necessary or appropriate in the administration of the Plan;

                  (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Committee;

                  (d) To require such proof or evidence of any matter from any person as may be necessary or appropriate in the administration of the Plan;

                  (e) To prepare and file, distribute or furnish all reports, plan descrip tions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and employee communications as shall be required of the Plan Administrator under ERISA;

                  (f) To determine any question arising in connection with the Plan, including any question of Plan interpretation, and the Plan Administrator's decision or action in respect thereof shall be final and conclusive and binding upon all persons having an interest under the Plan; provided however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Plan Administrator and the decision of the Committee in respect thereof shall be final;

                  (g) To review and dispose of claims under the Plan filed pursuant to section 4.4 and appeals of claims decisions pursuant to section 4.5;

                  (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to the person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that the Plan Administrator may deem advisable or to direct in the Plan Administrator's discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

                  (i) To discharge such other responsibilities or follow such directions as may be assigned or given by Committee or the Board; and

                  (j) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities. The Plan Administrator may resign only be giving at least 30 days' prior written notice of resignation to the Committee, and such resignation shall be effective on the date specified in such notice.


                  SECTION 4.3       COMMITTEE RESPONSIBILITIES.

                  The Committee shall, subject to the responsibilities of the Board, have the following responsibilities:

                  (a)      To review the performance of the Plan Administrator;

                  (b) To hear and decide appeals, pursuant to the claims procedure contained in section 4.5 of the Plan, taken from the decisions of the Plan Administrator;

                  (c) To hear and decide questions, including interpretation of the Plan, as may be referred to the Committee by the Plan Administrator;

                  (d) To the extent required by ERISA, to establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

                  (e) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan;

                  (f) To designate an Alternate Plan Administrator to serve in the event that the Plan Administrator is absent or otherwise unable to discharge his responsibilities;

                  (g) To remove and replace the Plan Administrator or Alternate, or both of them, and to fill a vacancy in either office;

                  (h) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

                  (i) To perform any duty or to take any action which is allocated to the Committee under the Plan.

The committee shall have the power and authority necessary or appropriate to carry out its responsibilities.


                  SECTION 4.4       CLAIMS PROCEDURE.

                  Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by it. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

                  (a)      The reasons for the denial;

                  (b) The pertinent Plan provisions on which the denial was based;

                  (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

                  (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.


                  SECTION 4.5       CLAIMS REVIEW PROCEDURE.

                  Any person whose claim filed pursuant to section 4.4 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Committee, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 4.4, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section
4.4. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Committee's decision shall be in writing and shall specifically set forth:

                  (a) The reasons for the decision; and

                  (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Committee shall be binding upon the claimant and the Participating Employer, and the Plan Administrator shall take appropriate action to carry out such decision.


                  SECTION 4.6 ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND EMPLOYMENT OF ADVISORS.

                  Any Named Fiduciary may:

                  (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan Administrator;

                  (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

                  (c) Consult with counsel, who may be counsel to a Participating Employer.


                  SECTION 4.7       OTHER ADMINISTRATIVE PROVISIONS.

                  (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 4.5 prior to initiating any claim for judicial review.

                  (b) No bond or other security shall be required of the Plan Administrator, or any officer or employee of a Participating Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by ERISA.

                  (c) Subject to any limitation on the application of this
section 4.7(c) pursuant to ERISA, neither the Plan Administrator, nor any officer or employee of a Participating Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

                  (d) The Plan Administrator or the Committee may, except with respect to actions under section 4.5, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator or Committee, or taking any other action under the Plan.

                  (e) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

                  (f) Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on the Bank and all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.



                                    ARTICLE V

                                  MISCELLANEOUS


                  SECTION 5.1       RIGHTS OF EMPLOYEES.

                  No Employee shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan. The establishment of the Plan shall not be construed as conferring upon any Employee or other person any legal right to a continuation of employment or to any terms or conditions of employment, nor as limiting or qualifying the right of a Participating Employer to discharge any Employee.


                  SECTION 5.2       NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, or torts.


                  SECTION 5.3       NON-DUPLICATION OF BENEFITS.

                  No provisions in this Plan shall be deemed to duplicate any compensation or benefits provided under any agreement, plan or program covering the Employee to which a Participating Employer is a party and any duplicative amount payable under any such agreement, plan or program shall be applied as an offset to reduce the amounts otherwise payable hereunder.

                  SECTION 5.4       CONSTRUCTION.

                  Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and the masculine gender may be read as referring equally to the feminine gender or the neuter. Any reference to an Article or section number shall refer to an Article or section of the Plan, unless otherwise indicated.

                  SECTION 5.5       HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.


                  SECTION 5.6       GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.


                  SECTION 5.7       SEVERABILITY.

                  The invalidity or unenforceability, in whole or in part, of any provision of this Plan shall in no way affect the validity or enforceability of the remainder of such provision or of any other provision of this Plan, and any provision, or part thereof, deemed to be invalid or unenforceable shall be reformed as necessary to render it valid and enforceable to the maximum possible extent.


                  SECTION 5.8       TERMINATION OR AMENDMENT.

                  (a) The Participating Employers expect to continue the Plan indefinitely, but, subject to the provisions of section 4 hereunder, the Participating Employers expressly reserve the right to terminate or amend the Plan, in whole or in part, at any time by action of the Board; provided, however, that no such amendment or termination which adversely affects the current or prospective rights of any Employee shall be effective earlier than six (6) months after written notice thereof is given to such Employee.

                  (b) In the event that a corporation or trade or business other than Hudson City Savings Bank shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower Hudson City Savings Bank to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in this section 5.8(a); provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business.

                  SECTION 5.9       REQUIRED REGULATORY PROVISIONS.

                  The following provision is included for the purposes of complying with various laws, rules and regulations applicable to the Bank:

                  Notwithstanding anything herein contained to the contrary, any payments to the Employee by the Bank, whether pursuant to this Plan or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the FDI Act and any regulations promulgated thereunder.

If and to the extent that the foregoing provision shall cease to be required by applicable law, rule or regulation, the same shall become inoperative automatically as though eliminated by formal amendment of the Plan.


                  SECTION 5.10      WITHHOLDING.

                  Payments from this Plan shall be subject to all applicable federal, state and local income withholding taxes.


                  SECTION 5.11      STATUS AS WELFARE BENEFIT PLAN UNDER ERISA.

                  This Plan is an "employee welfare benefit plan" within the meaning of section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and shall be construed, administered and enforced according to the provisions of ERISA.